Exhibit 99.1

RDE, Inc. Acquires GameIQ / Spindy, a fun reward and incentive platform, to Add to Restaurant.com

Expects the acquisition to close in February 2022

ATLANTA, GA (GlobeNewswire) – February 2, 2022: RDE, Inc. (OTCQB: RSTN) (the “Company”), the owner and operator of Restaurant.com, the nation’s largest restaurant-focused digital deals brand, today announced the acquisition of GameIQ, developer of the Spindy cash rewards app. Spindy is a mobile app that delights customers with cash rewards and drives sales for businesses by engaging consumers through an entertaining gamified experience. This new acquisition will enable restaurant partners more ways to market to potential diners based on each restaurant’s needs and goals. A restaurant can offer a variety of rewards and incentive programs to attract new customers. By leveraging the marketing expertise at Restaurant.com, restaurants will now have a more robust marketing program for filling their empty tables.

Balazs Wellisch, Chief Executive Officer of GameIQ, said, “I am thrilled to see our companies come together with a shared vision under the Restaurant.com umbrella. This powerful combination of a well-established brand and cutting-edge technology will produce a suite of products and services that we believe will be uniquely effective at driving new and repeat business for restaurants while continuing to provide consumers with the best savings and deals available on the market today.”

Ketan Thakker, Chief Executive Officer of RDE, Inc., commented, “We are excited to expand our services for our restaurant clients. With this acquisition, Restaurant.com adds deep industry expertise and platform technology that will allow us to develop and rollout additional rewards and loyalty products. Our digital marketing program will now include post dining rewards, targeted emails, menu uploads, restaurant images and videos, social media and other content. Offering a diverse quality product as well as providing a great online experience will bolster the enjoyment of dining out for our existing customer base. We believe that the new program will further drive new customers, increase engagement and revenue to the participating restaurants.”

About RDE, Inc.

RDE, Inc. (OTCQB: RSTN) (Restaurant, Dining and Entertainment) is a pioneer in the restaurant deal space and the nation’s largest restaurant-focused digital deals brand. Founded in 1999, Restaurant.com, Specials by Restaurant.com and our Corporate Incentives division connect digital consumers, businesses and communities offering thousands of dining, retail and entertainment deal options nationwide at over 184,000 restaurants and retailers. Restaurant.com prides itself on offering the best deal, every meal. Our restaurant certificates and gift cards allow customers to save at thousands of restaurants across the country with just a few clicks.

For more information, visit: https://www.rdeholdings.com/ and https://www.restaurant.com.

For more information on GameIQ / Spindy, visit: https://spindyapp.com/

Forward-Looking Statements

Press Releases may include forward-looking statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company. Statements in this press release that are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although RDE, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, RDE, Inc. is unable to give any assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include the company’s ability identify a suitable business model for the corporation.

Investors Contacts:

ClearThink

nyc@clearthink.capital